SUPPLEMENT TO THE FIDELITY(registered trademark)
FOUR-IN-ONE
INDEX FUND
APRIL 24, 2000
PROSPECTUS

ON JULY 10, 2000, THE SEC GRANTED BT A PERMANENT ORDER PERMITTING BT AND ITS AFFILIATES TO CONTINUE TO PROVIDE INVESTMENT ADVISORY SERVICES TO REGISTERED INVESTMENT COMPANIES. ACCORDINGLY, THE TWELFTH AND THIRTEENTH PARAGRAPHS OF THE "FUND MANAGEMENT" SECTION ON PAGE 23 ARE DELETED.